Greenwich Street
                                ----------------
                                   CALIFORNIA
                               MUNICIPAL FUND INC.

                                                                Quarterly Report
                                                               November 30, 1998

Greenwich
Street California
Municipal Fund
Inc.

                              [PHOTO OMITTED]                 [PHOTO OMITTED]

                              HEATH B. MCLENDON               JOSEPH P. DEANE

                              Chairman                        Vice President

Dear Shareholder:

We are pleased to provide the first quarter report for the Greenwich Street California Municipal Fund, Inc. ("Fund") for the period ended November 30, 1998. Over the three-month period covered by this report, the Fund distributed income dividends totaling $0.16 per share. The table below details the annualized distribution rates and three-month total return based on the Fund's November 30, 1998 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.

                   Price               Annualized          Three-Month
                 Per Share         Distribution Rate*     Total Return
                 ---------         ------------------     ------------

                $14.44 (NAV)              4.49%               1.67%

                $13.688 (AMEX)            4.73%               6.53%

In comparison, the Fund's Lipper Analytical Services, Inc. peer group average posted a total return on NAV of 1.99% for the same time period. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

In general, the bond market has had quite a full plate to deal with for the past several months. The tremendous economic weakness in Asia combined with a hint of deflation, default on sovereign Russian debt, the debacle of a large hedge fund and, finally, three very swift drops in short-term rates from the Federal Reserve Board ("Fed") gave bond managers more than enough events to ponder.

Municipal bonds generally were less volatile than U.S. Treasuries with record new issue volume coming into the marketplace. This heavy supply caused municipal bonds to lag U.S. Treasuries in the rally but has created

----------
* This assumes a current monthly income dividend rate of $0.054 per share for twelve months.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                1
unusual relative values in municipal bonds versus taxable bonds. As of November 30, 1998, the yields at which long-term municipal bonds were trading were, on average, 99% of the yields for comparable U.S. government bonds. In many years of experience in the financial markets, this is only the second time we have seen such high attractive relative values for municipal bonds. At today's yield spreads, municipal bonds make sense for investors in almost any tax bracket. And while interest rates are as low as they have been in 30 years, so too is inflation. In our view, these conditions should be with us for the foreseeable future, providing a benign backdrop for bonds.

California Economic Highlights

Throughout 1998, California's economy has continued to improve and there are several reasons why our outlook for the Golden State remains bullish. California's broad based, well-diversified economy has lead to higher employment and rising personal income levels. Leading growth industries such as high technology, manufacturing, construction, textiles, computer software and financial services have helped push the State's unemployment rate to approximately 6% while enabling personal income levels to rise about 6%. In turn, these gains have led to higher real estate prices and stronger retail sales as Californians continue to spend with confidence.

At the present time, one area of concern in California is its reliance on exports to Asia. Roughly half of all California exports find there way to Asia and although exports to that region are down, higher exports to Mexico, Canada and Europe have largely offset these losses.

California has made a substantial commitment to its system of ports and railways and that should improve links between ports and cities. We believe this commitment should also help ensure that California remains a leading U.S. area for import/export activities for the U.S. well into the next century.

Fund's Investment Strategy

During the reporting period, the municipal bond market has put very little premium on risk. Intermediate- and long-term municipal bonds yield nearly the same, and the spreads between high-quality issuers and less economically stable ones are at all-time narrow levels. Our investment strategy during the period has been quite simple: maximize our dividend yield by staying fully invested in high-quality municipal bonds and stay there until the interest-rate environment changes. In


--------------------------------------------------------------------------------
2                                          1998 Quarterly Report to Shareholders
times of economic uncertainty, if we are going to err with respect to our investment strategy, we think that it should be on the side of prudence and conservatism.

The Fund focused on hospital bonds (20.0%), water and sewer bonds (19.7%) and tax allocation bonds (12.2%) because we believe they offered good relative values. At the end of November, the Fund's weighted average maturity was approximately 23 years. In addition, as of November 30, 1998, roughly 96% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Group or Moody's Investors Services Inc., with approximately 56% of the Fund invested in AAA bonds, the highest rating.

Municipal Bond Market Outlook

Over the next few months, we believe that interest rates should go down a bit more. Moreover, we expect a gradual rise in rates later on in 1999 from the level set early in the year. And, if interest rates do gradually rise, we believe our current investment strategy should result in less volatility while still offering our shareholders great relative values.

In closing, thank you for investing in the Greenwich Street California Municipals Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ Joseph P. Deane

Heath B. McLendon                            Joseph P. Deane
Chairman                                     Vice President

December 17, 1998


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Greenwich Street California Municipal Fund Inc.                                3

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan agent (First Data Investor Services Group, Inc.) will buy common stock for your account in the open market.

If the Plan agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 17. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by Mutual Management Corp.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.


--------------------------------------------------------------------------------
4                                          1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            November 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT      RATING(a)                SECURITY                                   VALUE
============================================================================================
Education -- 8.5%
                         California Education Facility Authority:
  $2,100,000      A1*      Loyola Marymount University, 5.750% due 10/1/24       $ 2,220,750
   2,000,000      A3*      Southwestern University, 6.700% due 11/1/24             2,267,500
--------------------------------------------------------------------------------------------
                                                                                   4,488,250
--------------------------------------------------------------------------------------------
General Obligation -- 3.3%
   1,715,000      AAA    California State GO, AMBAC-Insured, 5.000% due 10/1/18    1,727,863
--------------------------------------------------------------------------------------------
Hospital -- 20.0%
                         California Health Facility Financing Authority:
   1,930,000      NR       Daniel Freeman Hospital, (Pre-Refunded -- Escrowed with
                             U.S. government securities to 5/1/05 Call @ 102),
                             6.500% due 5/1/20(b)                                  2,241,212
   2,000,000      A        Kaiser Permanente Hospital, 5.550% due 8/15/25          2,022,500
   2,000,000      AA     California Statewide Community Development Authority,
                           COP, St. Joseph's Hospital, (Pre-Refunded -- Escrowed
                           with state & local government securities to 7/1/04
                           Call @ 102), 6.625% due 7/1/21(c)                       2,315,000
   2,000,000      AA     Fresno Health Facility Revenue, Holy Cross Health
                           System, 5.625% due 12/1/15                              2,097,500
   1,665,000      A      Torrence Hospital Revenue, Little Company of Mary
                           Hospital, 6.875% due 7/1/15                             1,804,444
--------------------------------------------------------------------------------------------
                                                                                  10,480,656
--------------------------------------------------------------------------------------------
Housing -- 7.0%
   1,400,000      Aa2*   California HFA Home Mortgage, Series E, FHA-Insured,
                           6.375% due 8/1/27(d)                                    1,501,500
   2,000,000      AAA    Santa Rosa Mortgage Revenue, Village Square
                           Apartments, FHA-Insured, 6.875% due 9/1/27              2,190,000
--------------------------------------------------------------------------------------------
                                                                                   3,691,500
--------------------------------------------------------------------------------------------
Miscellaneous -- 11.3%
   2,000,000      AAA    Los Angeles Convention and Exhibition Center Authority
                           Lease Revenue, MBIA-Insured, 5.375% due 8/15/18         2,055,000
   1,675,000      AAA    Orange County 1996 Recovery COP, Series A,
                           MBIA-Insured, 6.000% due 7/1/26                         1,869,719
   2,005,000      AAA    Pomona California, Public Financing Authority Revenue,
                           (Pomona Redevelopment Project), 5.000% due 2/1/18       2,017,531
--------------------------------------------------------------------------------------------
                                                                                   5,942,250
--------------------------------------------------------------------------------------------
Tax Allocation -- 12.2%
   2,100,000      Baa*   Hawthorne Community Redevelopment Agency,
                           Tax Allocation, 6.700% due 9/1/20                       2,296,875

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                November 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT      RATING(a)                SECURITY                                   VALUE
============================================================================================
Tax Allocation -- 12.2% (continued)
  $2,000,000      AAA    Rancho Cucamonga Redevelopment Agency, Tax
                           Allocation, MBIA-Insured, 5.250% due 9/1/26           $ 2,045,000
   2,000,000      AAA    San Jose Redevelopment Agency, Tax Allocation,
                           MBIA-Insured, 5.250% due 8/1/16                         2,052,500
--------------------------------------------------------------------------------------------
                                                                                   6,394,375
--------------------------------------------------------------------------------------------
Transportation -- 18.0%
   2,000,000      BBB-   Foothill Eastern Transportation, California Toll
                           Revenue, 6.000% due 1/1/34(c)                           2,185,000
   2,000,000      AAA    Los Angeles County Metropolitan Transportation
                           Authority, Sales Tax Allocation, MBIA-Insured,
                           5.625% due 7/1/18                                       2,105,000
  20,000,000      AAA    San Joaquin Hills Transportation Corridor Agency,
                           Senior Lien Toll, (Escrowed to maturity with state &
                           local government securities), zero coupon bond
                           to yield 7.723% due 1/1/26                              5,175,000
--------------------------------------------------------------------------------------------
                                                                                   9,465,000
--------------------------------------------------------------------------------------------
Water & Sewer -- 19.7%
   1,240,000      AAA    Anaheim Public Finance Authority, Water Utility,
                           (Lenain Filtration Project), FGIC-Insured,
                           5.250% due 10/1/19                                      1,266,350
   2,000,000      AA     California State Department of Water Revenue,
                           Series L, 5.500% due 12/1/23                            2,082,500
   2,140,000      AAA    East Bay Mud Wastewater System, FGIC-Insured,
                           5.000% due 6/1/26                                       2,140,000
   2,000,000      BBB+   Kings County Waste Management Authority, Solid
                           Waste Revenue, 7.200% due 10/1/14(d)                    2,335,000
   1,000,000      AAA    Redding Joint Powers Financing Authority, Waste Water
                           Revenue, FGIC-Insured, 5.500% due 12/1/18               1,042,500
   1,500,000      AAA    San Diego PCFA Sewer Revenue, FGIC-Insured,
                           5.000% due 5/15/20                                      1,500,000
--------------------------------------------------------------------------------------------
                                                                                  10,366,350
--------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $43,638,897**)                                 $52,556,244
============================================================================================

(a) All ratings are by Standard & Poor's Ratings Services, except those which are identified by an asterisk (*) are rated by Moody's Investors Service Inc.

(b) Pre-Refunded bond is escrowed with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(c)   Security segregated by Custodian for open market purchase commitment.

(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 7 and 8 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                          1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Services ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --    Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA    --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A     --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB   --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Services Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    --    Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   --    Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    --    Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
             (+) sign.

A-1    --    Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
             those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 --    Moody's highest rating for issues having a demand feature -- VRDO.

P-1    --    Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC     --   AMBAC Indemnity Corporation
COP       --   Certificate of Participation
FGIC      --   Financial Guaranty Insurance Company
FHA       --   Federal Housing Administration
GO        --   General Obligation
HFA       --   Housing Finance Agency
LOC       --   Letter of Credit
MBIA      --   Municipal Bond Investors Assurance Corporation
PCFA      --   Pollution Control Financing Authority
PCR       --   Pollution Control Revenue


--------------------------------------------------------------------------------
8                                          1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                November 30, 1998
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost-- $43,638,897)                     $ 52,556,244
    Interest receivable                                                 785,928
    Deferred organization costs                                          16,945
-------------------------------------------------------------------------------
    Total Assets                                                     53,359,117
-------------------------------------------------------------------------------
LIABILITIES:
    Payable to bank                                                     377,488
    Dividends payable                                                    81,908
    Management fees payable                                              38,603
    Accrued expenses                                                     34,360
-------------------------------------------------------------------------------
    Total Liabilities                                                   532,359
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 52,826,758
===============================================================================
NET ASSETS:
    Par value of capital shares                                    $      3,658
    Capital paid in excess of par value                              43,831,350
    Overdistributed net investment income                               (10,473)
    Accumulated net realized gain from security transactions             84,876
    Net unrealized appreciation of investments                        8,917,347
-------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $14.44 per share on 3,658,334 shares of
    $0.001 par value outstanding; 500,000,000 shares authorized)   $ 52,826,758
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended November 30, 1998

INVESTMENT INCOME:
    Interest                                                          $  701,593
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 3)                                             118,729
    Audit and legal                                                       10,970
    Shareholder communications                                             9,474
    Shareholder and system servicing fees                                  9,412
    Amortization of deferred organization costs                            5,089
    Directors' fees                                                          997
    Pricing service fees                                                     897
    Registration fees                                                        748
    Custody                                                                  660
    Other                                                                    873
--------------------------------------------------------------------------------
    Total Expenses                                                       157,849
--------------------------------------------------------------------------------
Net Investment Income                                                    543,744
--------------------------------------------------------------------------------
UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
    Changes in Net Unrealized Appreciation of Investments:
      Beginning of period                                              8,615,361
      End of period                                                    8,917,347
--------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                              301,986
--------------------------------------------------------------------------------
Net Gain on Investments                                                  301,986
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $  845,730
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended November 30, 1998 (unaudited) and the Year Ended August 31, 1998

                                                    November 30       August 31
================================================================================
OPERATIONS:
    Net investment income                          $    543,744    $  2,194,956
    Net realized gain                                        --         148,236
    Increase in net unrealized appreciation             301,986       2,791,493
--------------------------------------------------------------------------------
    Increase in Net Assets From Operations              845,730       5,134,685
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income                              (592,650)     (2,173,047)
    Net realized gains                                       --        (373,150)
--------------------------------------------------------------------------------
    Decrease in Net Assets From
  Distributions to Shareholders                        (592,650)     (2,546,197)
--------------------------------------------------------------------------------
Increase in Net Assets                                  253,080       2,588,488
--------------------------------------------------------------------------------
NET ASSETS:
    Beginning of period                              52,573,678      49,985,190
--------------------------------------------------------------------------------
    End of period*                                 $ 52,826,758    $ 52,573,678
================================================================================
* Includes undistributed (overdistributed) net
    investment income of:                          $    (10,473)   $     38,433
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning at the commencement of the Fund's operations in September 1994.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


--------------------------------------------------------------------------------
12                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Affiliated Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the three months ended November 30, 1998, the Fund had no purchases or sales of investments.

At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $8,917,347
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $8,917,347
================================================================================

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At November 30, 1998, the Fund had no open futures contracts.


--------------------------------------------------------------------------------
14                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                             1998(1)          1998          1997          1996      1995(2)(3)
================================================================================================================
Net Asset Value, Beginning of Period      $   14.37       $   13.66     $   13.13     $   12.92     $   12.00
----------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                     0.15            0.60          0.62          0.63          0.60
  Net realized and unrealized gain             0.08            0.80          0.87          0.30          0.84
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.23            1.40          1.49          0.93          1.44
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.16)          (0.59)        (0.63)        (0.70         (0.52)
  Net realized gains                             --           (0.10)        (0.33)        (0.02            --
----------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.16)          (0.69)        (0.96)        (0.72         (0.52)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $   14.44       $   14.37     $   13.66     $   13.13     $   12.92
----------------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value*           6.53%++         7.56%        13.39%        11.92%         0.25%++
----------------------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*        1.67%++        10.98%        12.19%         7.96%        12.24%++
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $  52,827       $  52,574     $  49,985     $  48,030     $  47,250
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                  1.20%+          1.20%         1.21%         1.15%         1.02%+
  Net investment income                        4.12+           4.25          4.64          4.75          5.16+
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%              7%           28%           42%            7%
----------------------------------------------------------------------------------------------------------------
Market Value, End of Period               $  13.688       $  13.000     $  12.750     $  12.125     $  11.500
================================================================================================================

(1)   For the three months ended November 30, 1998 (unaudited).

(2)   Based on the weighted average shares outstanding for the period.

(3) For the period from September 23, 1994 (commencement of operations) to November 30, 1995.

(4) The Manager has waived a portion of its management fees for the period ended November 30, 1995. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.

* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                             AMEX
  Record       Payable      Closing      Net Asset      Income      Reinvestment
   Date         Date        Price+        Value+       Declared        Price
================================================================================
 9/24/96       9/27/96      $11.875       $13.25       $0.05800       $12.01
10/22/96      10/25/96       12.000        13.43        0.05800        12.14
11/25/96      11/29/96       12.500        13.73        0.05800        12.76
12/03/96*     12/13/96       12.375        13.49        0.33000        12.76
 1/28/97       1/31/97       12.563        13.12        0.05800        12.75
 2/25/97       2/28/97       12.500        13.42        0.05800        12.64
 3/24/97       3/27/97       12.375        13.02        0.05800        12.50
 4/22/97       4/25/97       12.500        12.91        0.05800        12.61
 5/27/97       5/30/97       12.563        13.17        0.05800        12.72
 6/24/97       6/27/97       12.750        13.48        0.05800        12.86
 7/22/97       7/25/97       12.688        13.79        0.05400        12.82
 8/26/97       8/29/97       12.688        13.62        0.05400        12.89
 9/23/97       9/26/97       12.625        13.95        0.05400        13.03
10/28/97      10/31/97       12.688        13.97        0.05400        12.90
11/24/97      11/28/97       12.688        14.00        0.05400        13.08
12/22/97*     12/26/97       13.000        14.17        0.10200        13.26
 1/27/98       1/30/98       13.000        14.25        0.05400        12.98
 2/24/98       2/27/98       12.813        14.23        0.05400        12.82
 3/24/98       3/27/98       12.875        14.19        0.05400        12.97
 4/21/98       4/24/98       12.750        14.05        0.05400        12.70
 5/26/98       5/29/98       12.625        14.14        0.05400        12.92
 6/23/98       6/26/98       12.750        14.16        0.05400        12.94
 7/28/98       7/31/98       12.750        14.15        0.05400        12.78
 8/25/98       8/28/98       13.063        14.30        0.05400        13.25
 9/22/98       9/25/98       13.875        14.46        0.05400        13.85
10/27/98      10/30/98       13.688        14.44        0.05400        13.87
11/23/98      11/27/98       13.625        14.40        0.05400        13.83
================================================================================
+     As of record date.
*     Capital gain distribution.


--------------------------------------------------------------------------------
16                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data Investors Services Group Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of busines on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, First Data will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)(continued)
--------------------------------------------------------------------------------

date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a suceeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
18                                         1998 Quarterly Report to Shareholders

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

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

-------------------
    CALIFORNIA
MUNICIPAL FUND INC.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL FUND INC.
388 Greenwich Street, MF-2
New York, New York 10013

FD01057   1/99